UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

April 13, 2016

WADDELL & REED FINANCIAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-13913	51-0261715
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6300 Lamar Avenue

Overland Park, Kansas 66202

(Address of Principal Executive Offices) (Zip Code)

(913) 236-2000

(Registrant’s telephone number, including area code)

(Registrant’s Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02                                  DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

At the 2016 annual meeting of stockholders of Waddell & Reed Financial, Inc. (the “Company”) held on April 13, 2016 (the “Annual Meeting”), the Company’s stockholders approved the Waddell & Reed Financial, Inc. 1998 Stock Incentive Plan, as amended and restated (the “Stock Incentive Plan”), including the material terms of the performance goals under which compensation may be paid, which is intended to meet the performance-based compensation exception under Section 162(m) of the Internal Revenue Code, as amended.

A description of the material terms of the Stock Incentive Plan is set forth under the heading “Proposal 3 to Approve the Waddell & Reed Financial, Inc. 1998 Stock Incentive Plan, as amended and restated” in the Company’s proxy statement filed with the Securities and Exchange Commission on February 26, 2016, which description is hereby incorporated by reference. In addition, a copy of the Stock Incentive Plan is included with this Form 8-K as Exhibit 10.1 and is incorporated herein by reference, and the foregoing summary is qualified in its entirety by reference to the terms and provisions of the Stock Incentive Plan.

ITEM 5.07          SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The matters listed below were submitted to a vote of the Company’s Class A common stockholders at the Annual Meeting through the solicitation of proxies, and the proposals are described in detail in the Company’s Proxy Statement filed with the SEC on February 26, 2016.  The results of the stockholder vote are as follows:

Proposal 1 — Election of Directors

The following individuals were elected to serve as Class III directors to hold office until the 2019 Annual Meeting of Stockholders or until their respective successors are duly elected and qualified, or their earlier resignation or removal.

Nominee	For	Withheld	Non-Votes

Henry J. Herrmann	58,131,912	12,891,011	4,364,715
James M. Raines	48,073,091	22,949,832	4,364,715

Proposal 2 — Advisory Vote on Named Executive Officer Compensation

The stockholders approved, on an advisory basis, the compensation paid to the Company’s named executive officers.

For	Against	Abstain	Non-Votes
55,626,969	15,231,471	164,502	4,364,715

Proposal 3 — Approval of the Waddell & Reed Financial, Inc. 1998 Stock Incentive Plan, as Amended and Restated

The stockholders approved the Stock Incentive Plan.

For	Against	Abstain	Non-Votes
66,068,515	4,789,232	165,195	4,364,715

Proposal 4 — Ratification of KPMG LLP as the Company’s Independent Registered Public Accounting Firm

The stockholders ratified the appointment of KPMG LLP to serve as the Company’s independent registered public accounting firm for the 2016 fiscal year.

For	Against	Abstain	Non-Votes
74,685,578	624,193	77,886	0

ITEM 9.01           FINANCIAL STATEMENTS AND EXHIBITS.

10.1	1998 Waddell & Reed Financial, Inc. Stock Incentive Plan, as amended and restated.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WADDELL & REED FINANCIAL, INC.

Date: April 14, 2016	By:	/s/ Wendy J. Hills
Senior Vice President, General Counsel,
Chief Legal Officer and Secretary

EXHIBIT INDEX

Exhibit Number	Description

10.1	1998 Waddell & Reed Financial, Inc. Stock Incentive Plan, as amended and restated.